Exhibit 99.2

 May 7, 2026  First-Quarter 2026 Earnings Presentation

 Forward Looking Statements  The forward-looking statements in this presentation are based upon the Company’s current expectations and beliefs, and involve known and unknown risks, uncertainties and other factors, which may cause the Company’s actual results, performance and achievements and the timing of certain events to differ materially from the results, performance, achievements or timings discussed, projected, anticipated or indicated in any forward-looking statements. Such risks, uncertainties and other factors include, among others, the following: failure to continue to successfully commercialize ARIKAYCE® in the U.S., Europe or Japan or failure to successfully commercialize BRINSUPRI® in the U.S. or Europe, or to maintain U.S., European or Japanese approval for ARIKAYCE or U.S. or European approval for BRINSUPRI; our inability to obtain full approval of ARIKAYCE from the FDA, or our failure to obtain regulatory approval to expand ARIKAYCE’s indication to a broader patient population; failure to obtain, or delays in obtaining, regulatory approvals for our product candidates in the U.S., Europe or Japan, for ARIKAYCE outside of the U.S., Europe and Japan, including separate regulatory approval for the Lamira® Nebulizer System in each market and for each usage, or for BRINSUPRI outside of the U.S. and Europe; failure to successfully commercialize our product candidates, if approved by applicable regulatory authorities, or to maintain applicable regulatory approvals for such product candidates, if approved; uncertainties or changes in the degree of market acceptance of our marketed products or, if approved, our product candidates, by physicians, patients, third-party payors and others in the healthcare community; our inability to obtain and maintain adequate reimbursement from government or third-party payors for our marketed products or, if approved, our product candidates, or acceptable prices for our marketed products or, if approved, our product candidates; inaccuracies in our estimates of the size of the potential markets for our marketed products and our product candidates or in data we have used to identify physicians, expected rates of patient uptake, duration of expected treatment, or expected patient adherence or discontinuation rates; failure of third parties on which we are dependent to manufacture sufficient quantities of our marketed products and our product candidates for commercial or clinical needs, as applicable, to conduct our clinical trials, or to comply with our agreements or laws and regulations that impact our business; risks and uncertainties associated with, and the perceived benefits of, our senior secured loan with certain funds managed by Pharmakon Advisors, LP and our royalty financing with OrbiMed Royalty & Credit Opportunities IV, LP, including our ability to maintain compliance with the covenants in the agreements for the senior secured loan and royalty financing and the impact of the restrictions on our operations under these agreements; our inability to create or maintain an effective direct sales and marketing infrastructure or to partner with third parties that offer such an infrastructure for distribution of our marketed products or any of our product candidates that are approved in the future; failure to successfully conduct future clinical trials for our marketed products or our product candidates and our potential inability to enroll or retain sufficient patients to conduct and complete the trials or generate data necessary for regulatory approval of our product candidates, among other things; development of unexpected safety or efficacy concerns related to our marketed products or our product candidates; risks that our clinical studies will be delayed, that serious side effects will be identified during drug development, or that any protocol amendments submitted will be rejected; failure to successfully predict the time and cost of development, regulatory approval and commercialization for novel gene therapy products; risk that interim, topline or preliminary data from our clinical trials that we announce or publish from time to time may change as more patient data become available or may be interpreted differently if additional data are disclosed, or that blinded data will not be predictive of unblinded data; risk that our competitors may obtain orphan drug exclusivity for a product that is essentially the same as a product we are developing for a particular indication; our inability to attract and retain key personnel or to effectively manage our growth; our inability to successfully integrate our acquisitions and appropriately manage the amount of management’s time and attention devoted to integration activities; risks that our acquired technologies, products and product candidates will not be commercially successful; inability to adapt to our highly competitive and changing environment; inability to access, upgrade or expand our technology systems or difficulties in updating our existing technology or developing or implementing new technology; risk that we are unable to maintain our significant customers; risk that healthcare legislation or other government action materially adversely affects our business; business or economic disruptions due to catastrophes or other events, including natural disasters or public health crises; risk that our current and potential future use of AI and machine learning may not be successful; deterioration in general economic conditions in the U.S., Europe, Japan and globally, including the effect of prolonged periods of inflation, affecting us, our suppliers, third-party service providers and potential partners; risk that we could become involved in costly intellectual property disputes, be unable to adequately protect our intellectual property rights or prevent disclosure of our trade secrets and other proprietary information, and incur costs associated with litigation or other proceedings related to such matters; restrictions or other obligations imposed on us by agreements related to our marketed products or our product candidates, including our license agreements with PARI and AstraZeneca AB, and failure to comply with our obligations under such agreements; the cost and potential reputational damage resulting from litigation to which we are or may become a party, including product liability claims; risk that our operations are subject to a material disruption in the event of a cybersecurity attack or issue; changes in laws and regulations applicable to our business, including any pricing reform and laws that impact our ability to utilize certain third parties in the research, development or manufacture of our product candidates, and failure to comply with such laws and regulations; our history of operating losses, and the possibility that we never achieve or maintain profitability; goodwill impairment charges affecting our results of operations and financial condition; inability to repay our existing indebtedness and uncertainties with respect to our ability to access future capital; and delays in the execution of plans to build out an additional third-party manufacturing facility approved by the appropriate regulatory authorities and unexpected expenses associated with those plans.  Additional Disclaimers: Please be aware that TPIP, INS1201, and INS1202 are investigational products that have not been approved for sale or found safe or effective by the FDA or any regulatory authority. In addition, ARIKAYCE has not been approved for the treatment of all patients with MAC lung disease and brensocatib has not been approved for the treatment of patients with non-cystic fibrosis bronchiectasis outside the U.S. and Europe. This presentation is not promotion or advertisement of ARIKAYCE, BRINSUPRI, TPIP, INS1201, or INS1202. Insmed, ARIKAYCE, BRINSUPRI, and inLighten are registered trademarks of Insmed Incorporated. All other trademarks are property of their respective owner(s).   TPIP: treprostinil palmitil inhalation powder | MAC / MACLD: Mycobacterium avium complex lung disease | FDA: Food & Drug Administration | AI: artificial intelligence

 Opening Remarks  Commercial Updates  TPIP Updates  Financial Results  5  7-17  19-21  24-26  Will Lewis  Chair & CEO  Sara Bonstein  Chief Financial Officer  TPIP: treprostinil palmitil inhalation powder

 Opening Remarks  Will Lewis | Chair & CEO

 Q1 Performance Positions Insmed to Deliver on 2026 Priorities  Recent Accomplishments  Commercial  BRINSUPRI®: Strong sequential Q1 revenue growth  ARIKAYCE®: Q1 revenue growth in 8th year post-launch  Clinical  Positive Ph3b ENCORE results  Ph3 PALM-ILD continues to enroll patients  Ph3 PALM-PAH initiated April 2026  2026 Priorities  Maximize BRINSUPRI’s impact on currently diagnosed NCFB patients  Unlock BRINSUPRI’s impact on NCFB patients with comorbid COPD or asthma  Submit data to regulatory authorities supporting expanded ARIKAYCE label  Q: quarter | Ph: Phase | NCFB: non-cystic fibrosis bronchiectasis | COPD: chronic obstructive pulmonary disease | TPIP: treprostinil palmitil inhalation powder | IND: investigational new drug application | BD: business development  Execute on Ph3 TPIP programs  File ~1-2 INDs, further diversifying our early-stage pipeline  Explore opportunities to supplement our pipeline with select BD

 BRINSUPRI® Updates  Will Lewis | Chair & CEO

 Launch Performance Reinforces Confidence in Full-Year Revenue Guidance of At Least $1 Billion  1 Unaudited revenues for three months ended March 31, 2026 | M: million | Q: quarter  Sequential growth in first calendar Q1 exceeded strong comparable launches…  Negligible inventory stocking observed;   expected to be immaterial in future  …including those unimpacted by Medicare coverage gap dynamics  True demand: No price increase in 2026  $207.9M  +44%   Q1 2026   vs. Q4 2025  Global Net Revenues1  Sequential Growth

 Launch Dashboard: Key Indicators Reinforce Our Confidence in BRINSUPRI’s Launch Trajectory  Rx: prescription / prescribing | SP: specialty pharmacy | * Approximate approval rate derived from payor channels with available visibility as of March 31, 2026, including specialty pharmacy partner data and excluding ASD Healthcare (Cencora) | ** Includes all physicians that have written at least one prescription since launch. Additional physicians responsible for prescriptions placed directly by hospital pharmacies are not included in this metric  PATIENT DEMAND  PAYOR ACCESS  PRESCRIBER DEEPENING & BROADENING  COMPLIANCE RATES  Healthy organic patient demand continues to build  Favorable monthly new patient starts and dispenses trends  ~90% payor approval rate for patients processed by SPs since launch*  inLighten® helps >80% of patients engage with treatment  High treatment continuation and timely Rx refill rates  >5,000 prescribers since launch**  Positive patient feedback with potential to deepen Rx over time  Education & outreach initiatives underway  <1 week required for approval for a majority of patients

Patient Demand: We Believe **Organic Demand Has Increased** Sequentially Since Launch

NEW PATIENT STARTS



~2.55K
(~0.75K est. R&W patients*)
~9K
(~3.5K est. R&W patients*)
~7.8K
(~1.5K est. R&W patients*)
Q3:25
(Partial Quarter)
Q4:25
Q1:26

"READY & WAITING" DEMAND
Estimate of new patients motivated to proactively seek treatment upon approval

ORGANIC DEMAND
Estimate of new patients that learned about treatment from pulmonologist visits, digital education, etc. post-approval

DEMAND DYNAMICS

Q3:25
Large institution **EMR updates** lagged approval

Q4:25
Data suggest that most **R&W patients** from large institutions began therapy

Q1:26
NPS mostly driven by **organic demand,** with strong run rate exiting the quarter insmed

K: thousand | R&W: "ready & waiting" | Q: quarter | NPS: new patient starts | EMR: electronic medical record | est.: estimated | * We have relied on internal analyses and calculations to estimate R&W patient demand, including by comparing new patient script volumes at large institutions in Q4:25 versus February–March 2026 (within the same institutions) to quantify incremental Q4 new patients following the resolution of Q3 EMR system update limitations. These estimates necessarily require assumptions subject to significant judgment and may prove to be inaccurate. As a result, our estimates of the size of R&W patient demand could prove to be incorrect, perhaps materially | Note: each patient box represents 150 patients

9

 Payor Access: Strong Launch Supported by Consistently High and Timely Payor Approval Rates  SP: specialty pharmacy | *Approximate approval rate derived from payor channels with available visibility as of March 31, 2026, including specialty pharmacy partner data and excluding ASD Healthcare (Cencora)  v  Favorable Payor Access Dynamics  ~90%  approval rate for patients processed by SPs since launch*  v  Frictionless Patient Experience  1  <  week  required for approval for a majority of patients

 Compliance: Positive Patient Experience Reflected in High Continuation and Timely Refill Rates  On average, patients seek to refill their 30-day Rx sooner than industry benchmark (~37 days)  Motivated to   Remain on Therapy  We have observed BRINSUPRI patients to be:  Less Likely to Discontinue  Highly   Compliant  >80% enrollment in patient support program since launch  Positive patient experience   Favorable safety profile  Continuation rate tracking slightly ahead of well-tolerated daily oral medicines, like statins  Rx: prescription

 Expect Positive Patient Feedback to Deepen Prescriber Behavior While Prescriber Base Continues to Broaden  >20% of prescribers have written scripts for at least 5 patients***  Positive patient feedback discussed at return visits and upcoming medical conferences could motivate additional prescribing  Cumulative   Prescribers*  Represents >25% of all   pulmonologists in the U.S.**  >5,000   Q: quarter | U.S.: United States | * Includes all physicians that have written at least one prescription since launch that we have visibility into (does not include account level data). Additional physicians responsible for prescriptions placed directly by hospital pharmacies are not included in this metric. | ** Estimate approximately 20,000 pulmonologists in the U.S., including those with pulmonology as a secondary specialty | *** Based on physicians that we have visibility into (does not include account level data). Additional physicians responsible for prescriptions placed directly by hospital pharmacies are not included in this metric.  X 5

 Diagnosis-Focused Education Campaign Aims to Drive Proper NCFB Diagnosis

 ATS Initiates Effort to Enable Earlier and More Accurate NCFB Diagnosis Across Large U.S. Medical Systems  ATS: American Thoracic Society | COPD: chronic obstructive pulmonary disease | EHR: electronic health records | CME: continuing medical education | U.S.: United States   Note: This initiative is supported by an independent research grant provided by Insmed  Identify COPD or asthma patients that may also have bronchiectasis by leveraging EHR data  Four Key Goals  Assess disease burden and characterize potential evaluation gaps among frequent exacerbators   Pilot scalable solutions to improve diagnosis & clinical practice (e.g., EHR prompts, point-of-care tools, CME)  Broadly disseminate findings through educational resources for health systems nationwide

 Encouraging Launch Fundamentals Support Promising Revenue Trajectory  Strong & growing patient demand  Favorable payor access  High patient compliance and continuation rates  Opportunity to further broaden & deepen physician prescribing  Key launch observations:

 ARIKAYCE® Updates  Will Lewis | Chair & CEO

ARIKAYCE Demonstrates Revenue Growth in 8th Year of Launch

Q1 2026 Revenues[1]


U.S.
$62.9M
(2.2%)
Worldwide
$98.1M
+5.7%
Int'l
$35.2M
+23.4%

ENCORE Results

Early treatment with ARIKAYCE + multidrug therapy can **significantly improve outcomes** for MACLD patients

RSS Improvement at Month 13*

Greater Durable CC² at Month 15*

ARIKAYCE **Well-Tolerated**

Potential Label Expansion**

- Expect to submit data to **U.S.** and **Japan** regulatory authorities in **2H:26**
- Current TAM **30K†** (Refractory MAC)
- **~+200K‡** Additional Patients** (All MACLD)

MAC / MACLD: *Mycobacterium avium* complex lung disease | U.S.: United States | Int'l: International | M: million | K: thousand | RSS: Respiratory Symptom Score | CC: culture conversion | TAM: total addressable market | ¹ Growth is vs. same prior year period | ² Durable converters at Month 15 are participants who achieved and maintained negative MAC cultures by Months 11, 12, 13 and 15 after applying adjustment rules as specified in the statistical analysis plan (SAP) | * statistically significant, controlled for multiplicity | ** If expanded label for ARIKAYCE is approved | † Total addressable Refractory MAC patients in the U.S., Europe (France, Germany, Italy, Spain, and United Kingdom), and Japan | ‡ Additional addressable MAC patients in the U.S. and Japan if expanded ARIKAYCE label is approved | Note: References related to patient TAMs can be found in the Company's Investor Presentation.

insmed

17

 TPIP Updates  TPIP: Treprostinil Palmitil Inhalation Powder  Will Lewis | Chair & CEO

***TPIP*: Focused on Designing and Conducting an Expansive Registrational Program Across Four Indications**


PAH
TAM: ~90K
PH-ILD
TAM: ~135K
TPIP
PPF
TAM: ~255K
IPF
TAM: ~220K

TPIP: treprostinil palmitil inhalation powder | PAH: pulmonary arterial hypertension | PH-ILD: pulmonary hypertension due to interstitial lung disease | PPF: progressive pulmonary fibrosis | IPF: idiopathic pulmonary fibrosis | K: thousand | TAM: total addressable market (including the U.S., Europe (France, Germany, Italy, Spain and UK), and Japan | Note: IPF and PPF estimates do not account for overlap with PH-ILD; estimated that ~10% of IPF and PPF patients may overlap with PH-ILD | Note: References related to patient TAMs can be found in the Company's Investor Presentation insmed
19

Study Initiated; Phase 3 ***PAH***
Data from Phase 2b **OLE** Now Expected **Q3:26**

Ph3 PALM-PAH

- First trial site opened in **April**
- **One trial required** for regulatory approval, if successful

KEY DETAILS

- **Primary:** 6MWD at peak exposure[1]
- **Key Secondaries**: FC improvement, 6MWD at trough[2], NT-proBNP
- Background **sotatercept** capped at 20% of sample

Ph2b PAH OLE

- **~25%** of patients have **exceeded max** randomized trial dose (640µg)[3]
  - **7 patients** have titrated to 1,280µg

DEFINING SUCCESS

- **Sustained** best-in-class 6MWD, NT-proBNP, FC improvement measures
- **Favorable dosing effect** with similar safety

insmed

PAH: pulmonary arterial hypertension | OLE: open-label expansion | Q: quarter | Ph: phase | 6MWD: six-minute walk distance | FC: World Health Organization functional class improvement | NT-proBNP: N-terminal pro b-type natriuretic peptide; a biomarker of cardiac stress | µg: micrograms | [1] placebo-adjusted metric measured 1-3 hours post-dose at Week 24 | [2] placebo-adjusted metric measured pre-dose at Week 22 | [3] 91 patients enrolled in the OLE

20

Phase 3 PH-ILD Study Progressing On Track Plans to Finalize PPF & IPF Studies Underway  PH-ILD: pulmonary hypertension due to interstitial lung disease | PPF: progressive pulmonary fibrosis | IPF: idiopathic pulmonary fibrosis | H: half | TPIP: treprostinil palmitil inhalation powder | TRE: treprostinil | Note: Initiation indicates that trial sites are open and ready to screen participants for enrollment  Ph3 PALM-ILD  PH-ILD patients now randomized in 7 countries  Recruiting in the U.S. despite existence of approved competitor treprostinil product  Ph3 PALM-PPF  Expect study to initiate in 2H:26  Ph3 PALM-IPF  Expect study to initiate in 1H:27  Potential Advantages of TPIP: A once-daily dry powder with…   localization of inhaled therapy  inert formula limiting airway effects  slow release properties enabling high, consistent TRE levels in lungs   continuity of parenteral treatment

 Let’s Recap  BRINSUPRI launch remains on track and supports ambitious 2026 revenue guidance of at least $1B  ARIKAYCE continues to grow in its current indication and is poised for an inflection if an expanded label is approved  First Phase 3 PAH trial site opened; PALM-ILD continues to enroll patients; Phase 2 PAH OLE data expected Q3:26  B: billion | PAH: pulmonary arterial hypertension | OLE: open-label extension | Q: quarter

 Financial Results  Sara Bonstein | Chief Financial Officer

 First-Quarter Performance Supports Existing Full-Year Guidance Expectations   Revenue  At Least   $1B  $450M to   $470M  Gross-to-Net  Mid-20%s to   Low-30%s  Low-20%s to   Mid-20%s  B: billions | M: millions  G U I D A N C E  G U I D A N C E  Full-Year 2026

 We Believe Cash Flow Positivity in 2027 Can Be Achieved Without Additional Capital   1 Cash burn excludes cash received from option exercises | † Unaudited cash, cash equivalents, and marketable securities position as of March 31, 2026 | BD: business development  ~$1.2B  March 31, 2026†  In Cash, Cash Equivalents,   and Marketable Securities   Underlying cash burn1 was in-line with past year levels  Cash burn expected to decline as revenue ramps faster than spend over time  Path to cash flow positivity in 2027, assuming no material expansion in expense base from BD

 Advancing Commercial and Clinical Programs Through Investment  Three Months Ended1  3/31/2026  3/31/2025  Total Revenues  $306.0  $92.8  Cost of Product Revenues2   As a % of Revenues  (47.4)  15.5%  (21.3)  22.9%  R&D  (209.5)  (152.6)  SG&A  (247.3)  (147.5)  Other†  44.9  (19.6)  Total Operating Expenses   $(459.3)  $(341.0)  Operating Loss  $(153.3)  $(248.1)  Costs2 as % of revenues decreased y/y, reflecting BRINSUPRI contribution  R&D and SG&A increased y/y reflecting investments in growth:  U.S. BRINSUPRI launch  Clinical pipeline development  1 Unaudited | 2 Excludes amortization of intangible assets; also referred to as “costs” | † Includes amortization of intangible assets and change in fair value of contingent consideration | R&D: research and development | SG&A: selling, general and administrative expenses | y/y: year-over-year | U.S.: United States  (in $ millions, except for percentages)

 Closing Remarks  Strong execution across clinical and commercial priorities  Well-positioned to deliver for patients and drive long-term value creation  Solid financial position supports continued investment in our commercial portfolio and clinical pipeline

 Q&A Session  Will Lewis  Chair & CEO  Sara Bonstein  Chief Financial Officer  Martina Flammer  Chief Medical Officer